Exhibit 99.1

Conference Call and Webcast

Today, November 10, 2025 at 11:00 a.m. ET

(800) 715-9871 or +1 (646) 307-1963, conference ID 1613596 or

www.bbgi.com

Replay information provided below

CONTACT:
Heidi Raphael	Ilana Goldstein
Chief Communications Officer	Director, IR & Corp. Dev.
Beasley Broadcast Group, Inc.	Beasley Broadcast Group, Inc.
239/263-5000 or Heidi.raphael@bbgi.com	212/835-8500 or ilana@bbgi.com

BEASLEY BROADCAST GROUP REPORTS THIRD QUARTER REVENUE OF $51.0 MILLION

NAPLES, Florida, November 10, 2025 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley” or the “Company”), a multi-platform media company, today announced operating results for the three-month period ended September 30, 2025. For further information, the Company has posted a presentation to its website regarding the third quarter highlights and accomplishments that management will review on today’s conference call.

Third Quarter Financial Highlights

In millions, except per share data	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Net revenue	$58.2	$51.0	$173.0	$152.9
Operating income (loss)	1.2	(0.3)	5.5	0.6
Net loss [1]	(3.6)	(3.6)	(3.8)	(6.4)
Net loss per diluted share [1]	(2.33)	(1.97)	(2.52)	(3.56)
Adjusted EBITDA (non-GAAP)	$6.5	$3.9	$16.1	$9.7

1.
Net loss and net loss per diluted share in the nine months ended September 30, 2024 include a $6.0 million gain on sale of an investment in Broadcast Music, Inc.

Third Quarter 2025 Highlights

•
Closed the sale of WPBB-FM on September 29, 2025 for $8.0 million and entered into agreements for the sale of our Ft. Myers market assets, which are pending FCC approval
•
Revenue from new business accounted for 14% of net revenue, remaining flat from Q3 2024
•
Local revenue, including digital packages sold locally, accounted for 79% of net revenue
•
Digital revenue increased 14.6% year-over-year to $13.0 million, or 28.5% on a same-station basis
•
Digital revenue accounted for 25% of net revenue
•
Digital segment operating margin was 21%, or 28% on a same-station basis

Net revenue during the three months ended September 30, 2025 decreased 12.4%, or 11.2% on a same-station basis, to $51.0 million. This performance was in line with Company guidance and reflects continued softness in the traditional agency advertising market, partially offset by sustained growth in high-margin, owned-and-operated digital revenue and local direct sales.

Beasley Broadcast Group, 11/10/2025	page 2

Beasley recorded an operating loss of approximately $300 thousand in the third quarter of 2025, compared to an operating income of $1.2 million in the prior year quarter. The decline reflects lower total revenue, partially offset by continued expense reductions and improving digital margins. Interest expense totaled $3.3 million, consistent with prior periods, resulting in a net loss of approximately $3.6 million, or $1.97 per diluted share, compared to a net loss of $3.6 million, or $2.33 per diluted share, in the prior year quarter.

Adjusted EBITDA was $3.9 million in the third quarter of 2025, compared to $6.5 million in the third quarter of 2024.

Please refer to the “Reconciliation of Net Loss to Adjusted EBITDA and EBITDA per Indenture” table at the end of this release.

Commenting on the financial results, Caroline Beasley, Chief Executive Officer, said:

“Our third ~~-~~quarter results demonstrate continued operational discipline. While advertising demand remains challenging, particularly within agency channels, the quality of our revenue mix continues to strengthen, led by sustained growth and record margins in our digital business. Digital revenue now represents roughly one-quarter of total company revenue, with owned-and-operated products driving margin expansion and scalability.”

“At the same time, our cost-reduction initiatives are yielding tangible, lasting benefits. We’ve reduced total station operating and corporate expenses by $15 million year-to-date, while improving organizational efficiency and positioning Beasley to generate higher returns on every dollar of revenue. As we move into the fourth quarter, we remain focused on disciplined execution, strengthening our balance sheet through planned asset sales, and advancing our strategy to deliver sustainable shareholder value.”

Conference Call and Webcast Information

The Company will host a conference call and webcast today, November 10, 2025 at 11:00 a.m. ET to discuss its financial results and operations. To access the conference call, interested parties may dial (800) 715-9871 or +1 (646) 307-1963 conference ID 1613596 (domestic and international callers). Participants can also listen to a live webcast of the call at the Company’s website at www.bbgi.com. Please allow 15 minutes to register and download and install any necessary software. Following its completion, a replay of the webcast can be accessed for five days on the Company’s website, www.bbgi.com.

Questions from analysts, institutional investors and debt holders may be e-mailed to ir@bbgi.com at any time up until 9:00 a.m. ET on Monday, November 10, 2025. Management will answer as many questions as possible during the conference call and webcast (provided the questions are not addressed in their prepared remarks).

About Beasley Broadcast Group

The Company is a multi-platform media company whose primary business is operating radio stations throughout the United States. The Company offers local and national advertisers integrated marketing solutions across audio, digital and event platforms. The Company owns and operates 54 AM and FM stations in the following large- and mid-size markets in the United States: Augusta, GA, Boston, MA, Charlotte, NC, Detroit, MI, Fayetteville, NC, Fort Myers-Naples, FL, Las Vegas, NV, Middlesex, NJ, Monmouth, NJ, Morristown, NJ, Philadelphia, PA, and Tampa-Saint Petersburg, FL. Approximately 19 million consumers listen to the Company’s radio stations weekly over-the-air, online and on smartphones and tablets, and millions regularly engage with the Company’s brands and personalities through digital platforms such as Facebook, X, text, apps and email. For more information, please visit www.bbgi.com.

For further information, or to receive future Beasley Broadcast Group news announcements via e-mail, please contact Beasley Broadcast Group, at 239-263-5000 or ir@bbgi.com.

Definitions

EBITDA is defined as net income (loss) before interest income or expense, income tax expense or benefit, depreciation, and amortization.

Beasley Broadcast Group, 11/10/2025	page 3

Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain, non-operating or other items that we believe are not indicative of the performance of our ongoing operations, such as impairment losses, other income or expense, one-time severance expense, stock-based compensation or equity in earnings of unconsolidated affiliates. See “Reconciliation of Net Loss to Adjusted EBITDA” for additional information.

Adjusted EBITDA is a measure widely used in the media industry. The Company recognizes that because Adjusted EBITDA is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that Adjusted EBITDA provides meaningful information to investors because it is an important measure of how effectively we operate our business and assists investors in comparing our operating performance with that of other media companies.

EBITDA per Indenture refers to EBITDA as defined by our creditors. The Company recognizes that because EBITDA per Indenture is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that EBITDA per Indenture provides meaningful information to investors because it reflects how our creditors are benchmarking our performance.

Same station revenue and same station operating expenses exclude revenue or operating expenses, as applicable, from all divestitures and other operations that were exited in the prior 12 months. These measures provide investors with a clearer view of core business performance by eliminating the impact of portfolio changes and enabling more meaningful year-over-year comparisons. By isolating the performance of continuing operations, same station results offer greater transparency into underlying trends, operational execution, and the effectiveness of strategic initiatives.

New business revenue is defined as revenue from an advertiser that has not advertised in the prior 13 months before the start of the current quarter.

Note Regarding Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “looking ahead,” “intends,” “believes,” “expects,” “seek,” “will,” “should” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•
our ability to comply with the continued listing standards of Nasdaq, remain listing on Nasdaq and make periodic filings with the SEC;
•
risks from health epidemics, natural disasters, terrorism, and other catastrophic events;
•
adverse effects of inflation;
•
external economic forces and conditions that could have a material adverse impact on our advertising revenues and results of operations;
•
the ability of our stations to compete effectively in their respective markets for advertising revenues;
•
our ability to develop compelling and differentiated digital content, products and services;
•
audience acceptance of our content, particularly our audio programs;
•
our ability to adapt or respond to changes in technology, standards and services that affect the audio industry;
•
our dependence on federally issued licenses subject to extensive federal regulation;
•
actions by the Federal Communications Commission (“FCC”) or new legislation affecting the audio industry;
•
increases in royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists;

Beasley Broadcast Group, 11/10/2025	page 4

•
our dependence on selected market clusters of stations for a material portion of our net revenue;
•
credit risk on our accounts receivable;
•
the risk that our FCC licenses could become impaired;
•
our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends;
•
the potential effects of hurricanes, extreme weather and other climate change conditions on our corporate offices and stations;
•
the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming;
•
modifications or interruptions of our information technology infrastructure and information systems;
•
the loss of key executives and other key employees;
•
our ability to identify, consummate and integrate acquired businesses and stations;
•
the fact that our Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of our Company; and
•
other economic, business, competitive, and regulatory factors, such as the ongoing U.S. government shutdown, affecting our businesses, including those set forth in our filings with the SEC.

Our actual performance and results could differ materially because of these factors and other factors discussed in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC at www.sec.gov, or our website at www.bbgi.com. All information in this release is as of November 10, 2025, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations, except as required by law.

Beasley Broadcast Group, 11/10/2025	page 5

BEASLEY BROADCAST GROUP, INC.

Condensed Consolidated Statements of Net Loss - Unaudited

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Net revenue	$58,190,116	$50,977,046	$173,006,119	$152,889,222
Operating expenses:
Operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below)	49,946,133	46,084,806	148,534,924	136,076,265
Corporate expenses (including stock-based compensation)	4,296,615	2,161,204	12,584,218	9,949,909
Depreciation and amortization	1,788,126	1,530,090	5,455,622	4,771,435
Goodwill impairment loss	922,000	—	922,000	—
Other operating expenses	—	1,737,622	—	1,737,622
Total operating expenses	56,952,874	51,513,722	167,496,764	152,535,231
Operating income (loss)	1,237,242	(536,676)	5,509,355	353,991
Non-operating income (expense):
Interest expense	(6,092,820)	(3,279,031)	(17,773,957)	(9,954,445)
Gain on repurchase of long-term debt	—	—	—	525,000
Gain on sale of investment	—	—	6,026,776	—
Other income (expense), net	(75,120)	(108,078)	552,145	1,065,294
Loss before income taxes	(4,930,698)	(3,923,785)	(5,685,681)	(8,010,160)
Income tax benefit	(1,309,803)	(315,153)	(1,796,019)	(1,598,890)
Loss before equity in earnings of unconsolidated affiliates	(3,620,895)	(3,608,632)	(3,889,662)	(6,411,270)
Equity in earnings of unconsolidated affiliates, net of tax	60,320	51,929	60,036	10,571
Net loss	$(3,560,575)	$(3,556,703)	$(3,829,626)	$(6,400,699)
Basic and diluted net loss per Class A and Class B common share	$(2.33)	$(1.97)	$(2.52)	$(3.56)
Basic and diluted weighted-average common shares outstanding	1,529,521	1,804,027	1,521,204	1,796,981

Selected Balance Sheet Data - Unaudited

(in thousands)

	December 31,	September 30,
	2024	2025
Cash and cash equivalents	$13,773	$14,337
Working capital	16,303	9,066
Total assets	549,207	534,571
Long-term debt, net of unamortized debt issuance costs	247,118	237,171
Stockholders' equity	$147,220	$141,019

Selected Statement of Cash Flows Data – Unaudited

	Nine months ended
	September 30,
	2024	2025
Net cash used in operating activities	$(2,241,342)	$(5,312,411)
Net cash provided by investing activities	3,399,736	6,878,372
Net cash used in financing activities	(90,136)	(1,002,042)
Net increase in cash and cash equivalents	$1,068,258	$563,919

Beasley Broadcast Group, 11/10/2025	page 6

Reconciliation of Net Loss to Adjusted EBITDA and EBITDA per Indenture – Unaudited

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Net loss	$(3,560,575)	$(3,556,703)	$(3,829,626)	$(6,400,699)
Interest expense	6,092,820	3,279,031	17,773,957	9,954,445
Income tax benefit	(1,309,803)	(315,153)	(1,796,019)	(1,598,890)
Depreciation and amortization	1,788,126	1,530,090	5,455,622	4,771,435
EBITDA	3,010,568	937,265	17,603,934	6,726,291
Severance expenses	1,247,305	975,623	2,501,502	2,014,736
Non-recurring expenses	924,802	97,432	924,802	592,393
Stock-based compensation expenses	358,206	52,179	773,258	227,407
Goodwill impairment loss	922,000	—	922,000	—
Other operating expenses	—	1,737,622	—	1,737,622
Gain on repurchase of long-term debt	—	—	—	(525,000)
Gain on sale of investment	—	—	(6,026,776)	—
Other income, net	75,120	108,078	(552,145)	(1,065,294)
Equity in earnings of unconsolidated affiliates, net of tax	(60,320)	(51,929)	(60,036)	(10,571)
Adjusted EBITDA	6,477,681	3,856,270	16,086,539	9,697,584
Non-cash trade agreements	371,610	(45,740)	630,388	(349,504)
Property and franchise taxes	194,458	298,739	1,136,479	1,401,007
Pro-forma cost savings	1,789,198	410,927	1,789,198	1,091,940
EBITDA per Indenture	$8,832,947	$4,520,196	$19,642,604	$11,841,027

Calculation of Same Station Net Revenue and Operating Expenses – Unaudited

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Net revenue	$58,190,116	$50,977,046	$173,006,119	$152,889,222
Atlanta	(965)	—	(965)	—
Augusta (WGUS-FM)	(45,071)	—	(137,408)	(1,612)
Tampa (WPBB-FM)	(318,251)	(302,842)	(932,003)	(968,963)
Wilmington	—	—	(55,117)	—
Digital	(2,245,597)	(1,320,453)	(7,639,947)	(4,917,984)
Outlaws	(7,732)	(4,579)	(202,958)	(4,579)
Same station net revenue	$55,572,500	$49,349,172	$164,037,721	$146,996,084

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Operating expenses	$49,946,133	$46,084,806	$148,534,924	$136,076,265
Atlanta	(17,109)	—	(93,144)	—
Wilmington	(8,077)	—	(58,060)	—
Digital	(2,956,385)	(1,887,771)	(9,171,270)	(5,902,306)
Outlaws	(289,124)	(6,712)	(903,897)	(6,712)
Same station operating expenses	$46,675,438	$44,190,323	$138,308,553	$130,167,247

Calculation of Same Station Audio Net Revenue and Audio Operating Expenses – Unaudited

Beasley Broadcast Group, 11/10/2025	page 7

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Audio net revenue	$46,889,920	$38,030,320	$137,748,127	$116,002,560
Atlanta	(965)	—	(965)	—
Augusta (WGUS-FM)	(45,071)	—	(137,408)	(1,612)
Tampa (WPBB-FM)	(318,251)	(302,842)	(932,003)	(968,963)
Wilmington	—	—	(55,117)	—
Same station audio net revenue	$46,525,633	$37,727,478	$136,622,634	$115,031,985

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Audio operating expenses	$39,516,786	$35,863,262	$117,418,596	$107,353,557
Atlanta	(17,109)	—	(93,144)	—
Wilmington	(8,077)	—	(58,060)	—
Same station audio operating expenses	$39,491,600	$35,863,262	$117,267,392	$107,353,557

Calculation of Same Station Digital Net Revenue and Digital Operating Expenses – Unaudited

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Digital net revenue	$11,300,196	$12,946,726	$35,257,992	$36,886,662
Digital	(2,245,597)	(1,320,453)	(7,639,947)	(4,917,984)
Outlaws	(7,732)	(4,579)	(202,958)	(4,579)
Same station digital net revenue	$9,046,867	$11,621,694	$27,415,087	$31,964,099

	Three months ended		Nine months ended
	September 30,		September 30,
	2024	2025	2024	2025
Digital operating expenses	$10,429,347	$10,221,544	$31,116,328	$28,722,708
Digital	(2,956,385)	(1,887,771)	(9,171,270)	(5,902,306)
Outlaws	(289,124)	(6,712)	(903,897)	(6,712)
Same station digital operating expenses	$7,183,838	$8,327,061	$21,041,161	$22,813,690